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                                     United States
                          Securities and Exchange Commission
                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management
                                 Investment Companies

                     Investment Company Act File Number 811-07360

                                    Monetta Trust
                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road
                                     Suite 100
                                Wheaton, IL 60187-8133
                       (address of principal executive offices)

                                   Arthur Don Esq.
                                 Seyfarth Shaw LLP
                           55 E. Monroe Street, Suite 4200
                                 Chicago, IL 60603
                       (name and address of agent for service)



Registrant's telelphone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004


Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary , Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.





Item 1.  Semi-Annual Report to Shareholders

Monetta Trust


Class A Shares
Class C Shares

       Select Technology Fund

       Mid-Cap Equity Fund

       Blue Chip Fund

       Balanced Fund

       Intermediate Bond Fund

     Government
     Money Market Fund



     1-800-MONETTA                           Semi-Annual Report
     WWW.MONETTA.COM                         June 30, 2004


<PAGE 1>


TABLE OF CONTENTS
Performance Highlights
       Monetta Select Technology Fund          4
       Monetta Mid-Cap Equity Fund             6
       Monetta Blue Chip Fund                  8
       Monetta Balanced Fund                   10
       Monetta Intermediate Bond Fund          12
       Monetta Government Money Market Fund    14

Schedule of Investments
       Monetta Select Technology Fund          15
       Monetta Mid-Cap Equity Fund             17
       Monetta Blue Chip Fund                  19
       Monetta Balanced Fund                   20
       Monetta Intermediate Bond Fund          24
       Monetta Government Money Market Fund    27

Financial Statements
       Statements of Assets & Liabilities      28
       Statements of Operations                29
       Statements of Changes in Net Assets     30
       Notes to Financial Statements           32

Trustees                                       42

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com

Footnote: Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which will significantly impact its performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on funds' performance. For the six months ended June 30, 2004, the Funds did not participate in IPO's. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

Lipper is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives.

This report must be preceded or accompanied by a Prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/04.


<PAGE 2>


Dear Monetta Shareholder:                                  July 26,2004

The stock market continued its seesaw action during the second quarter, as leading economic indicators remained range-bound all year. Although the growth in the economy has shown signs of improvement it has been difficult to make money in the equity markets. For example, even though earnings are exceeding estimates by a large amount, stocks refuse to budge. Even a low interest rate environment with moderate inflationary pressures has not helped the stock market. The markets appear to be in a consolidation phase, digesting the gains of last year while feeling anxiety about the U.S. presidential election and the situation in Iraq.

The biggest near-term risk to the financial markets appears to be the degree of emerging inflation and the extent that it could impact corporate earnings in 2005. The market appears to be signaling concerns over the sustainability of current economic growth. For example, although new hiring activity has picked up, it has not been robust enough to materially impact the unemployment rate. Also, wage growth has remained subdued in spite of significant fiscal stimulus to propel consumer spending and corporate earnings.

The market is basically suffering from a loss of momentum. Investors are not sure which sectors to invest in as no group other that Energy has demonstrated leadership characteristics. If the economy slows down investors will likely move into the health care and consumer staples groups. Conversely, if we see continued economic strength in the second half of 2004, economically sensitive groups such as technology and consumer discretionary should perform well.

We believe that excess capacity and improved productivity will minimize inflation from becoming a serious problem. As the economic recovery matures into a solid expansion phase the bull market could get another powerful leg up, especially with an added boost from some unexpected sources i.e., China, U.S. dollar strength, oil prices etc.

In terms of the fixed income market the Federal Reserve formally acknowledged the economic recovery when they raised the federal funds rate up 0.25% to 1.25%. The question now becomes how quickly the Fed will raise rates to keep inflation in check. Based on the delicate nature of this recovery we do not expect a significant increase in interest rates.

Free Tuition Rewards<trademark> Program
In conjunction with SAGE Scholars Inc., we are pleased to offer Monetta shareholders a new college Tuition Rewards<trademark> Program. The program allows shareholders to receive tuition credits equal to one year's tuition or $15,600, whichever is less at 165 participating private colleges. The program is free. For additional information call 1-800-Monetta. You can register
through our website at www.Monetta.com.   You can receive an immediate $250 in
Tuition Rewards<trademark> bonus for just enrolling. These Tuition Rewards<trademark> are earned annually like frequent flyer miles and can be assigned to any family members i.e. grandchildren, nieces or nephews. Please note that Tuition Rewards<trademark> will be remitted solely as a reduction from the college's full tuition bill, and is not awarded in cash.

Sincerely,




/S/ Robert S. Bacarella                               /S/ Timothy R. Detloff

Robert S. Bacarella                                   Timothy R. Detloff,CPA
President, Founder and Portfolio Manager              Vice-President and
                                                      Portfolio Manager


<PAGE 3>


Monetta Select Technology Fund                         Period ended 6/30/04

Investment Objective:      Market Capitalization:      Total Net Assets:
Capital Appreciation       $26.8 billion               $1.8 million


PERFORMANCE:                               Average Annual Total Return

                                                              Since Inception
                                          1 Year       5 Year       2/1/97

Monetta Select Technology Fund
       Class A-NAV                        15.51%       -7.45%       1.09%
       Class A-POP                         8.71%       -8.54%       0.28%

S&P 500*                                  19.10%       -2.20%       6.74%
Merrill Lynch 100 Technology Index*       32.52%       -5.55%       7.82%

*Source Lipper and Bloomberg L.P.

Performance data shown for NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Performance data shown for POP reflects the Class A maximum sales charge of 5.75%.

			Merrill
	Select  S&P	Lynch
DATE	Tech	500	100 Tech

12/96	9,390	10,000	10,000
3/97	8,911	9,631	8,579
6/97	11,099	11,311	9,972
9/97	14,169	12,158	12,158
12/97	13,819	12,507	10,770
3/98	14,982	14,250	12,453
6/98	14,386	14,723	13,049
9/98	11,493	13,263	11,609
12/98	13,431	16,102	17,218
3/99	12,438	16,904	19,164
6/99	14,984	18,096	23,253
9/99	15,104	16,967	24,625
12/99	21,880	19,490	40,115
3/00	24,637	19,936	48,980
6/00	21,961	19,406	43,847
9/00	22,884	19,217	42,216
12/00	17,780	17,715	25,646
3/01	14,779	15,615	17,965
6/01	15,969	16,529	20,752
9/01	11,924	14,104	12,266
12/01	13,808	15,611	17,324
3/02	11,991	15,640	16,809
6/02	8,197	13,546	11,669
9/02	5,969	11,207	8,000
12/02	7,163	12,151	10,135
3/03	7,242	11,769	10,117
6/03	8,807	13,580	13,161
9/03	9,882	13,940	14,772
12/03	10,890	15,636	17,112
3/04	10,359	15,900	17,374
6/04	10,174	16,174	17,433


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com .

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Select Technology Fund (Class A shares, adjusted for sales charge), the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADR's.

Please refer to footnote at bottom of Page 2.


<PAGE 4>



PORTFOLIO COMPOSITION:

Telecommunications				20.6%
Electronic Components-Semiconductor		16.0%
Computers					15.7%
Software					14.2%
Electronics					 8.8%
Semiconductor Components-Integrated Circuits	 8.4%
Internet					 7.3%
Semiconductor Equipment				 3.0%
All Other Industries				 3.9%
(A)                                              2.1%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:

                                            % of Net Assets
Check Point Software Technologies Ltd.        2.3%
Motorola, Inc.                                2.1%
Qualcomm, Inc.                                2.1%
Yahoo! Inc.                                   2.1%
Symantec Corp.                                2.0%

Total Top 5 Equity Holdings                  10.6%


COMMENTARY

The Monetta Select Technology Fund posted a return of negative 6.58% in the first half of 2004. The Merrill Lynch 100 Technology Index posted a return of 1.87%, in the first half of 2004. The Fund's underperformance relative to these benchmarks in 2004 is due to the Fund having a higher weighting of smaller capitalization technology stocks, which generally under performed larger technology stocks.

Following an improved earnings outlook in 2003, we felt that the market was indicating that technology spending would continue to be strong in 2004. We positioned the portfolio to take advantage of this by investing in smaller technology companies, which generally grow faster during such times. It now appears that the technology spending increase in 2003 was in a sense a "catch up" for the years of under spending as we now may be entering a period of modest yet improving technology spending.

Just recently, a number of software companies have announced that they would not be meeting their earnings estimates for the second quarter of 2004. In addition, major brokerage firms have recently downgraded the semi-conductor companies as concerns surfaced over a future slowdown in spending.


The Fund's best performing stocks thus far in 2004 included Nortel Networks, Yahoo! Inc., and Qualcomm, Inc., which as of June 30, 2004, represented 1.39%, 2.02% and 2.03% of net asset value, respectively. Smaller capitalization stocks tended to be our worst performers. Sanmina-SCI Corp., a leading contract manufacturer, after posting a spectacular gain in 2003 has dropped in 2004 and currently represents 1.52% of net assets. SAVVIS Communications Corp. and Satyam Computer Services were sold.

We believe that technology companies represent a segment of the economy, which should continue to outperform general long-term economic growth. While valuation levels appear to be reflecting the current slowdown in technology spending, we believe this to be temporary. We expect capital spending to be robust in 2005, which could bode well for the technology sector.


<PAGE 5>


Monetta Mid-Cap Equity Fund                            Period ended 6/30/04

Investment Objective:      Market Capitalization:        Total Net Assets:
Capital Appreciation       $6.8 billion                  $7.6 million


PERFORMANCE:                     Average Annual Total Return

                                 1 Year        5 Year       10 Year

Monetta Mid-Cap Equity Fund
       Class A-NAV               8.94%         -7.28%       4.82%
       Class A-POP               2.68%         -8.37%       4.20%

S&P 400 Mid-Cap Index*           27.98%        9.05%        15.47%

*Source Lipper Analytical Services, Inc.

Performance data shown for NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Performance data shown for POP reflects the Class A maximum sales charge of 5.75%.

DATE	MIDCAP	S & P 400

6/94	9,390	10,000
9/94	9,948	10,677
12/94	9,910	10,402
3/95	10,624	11,243
6/95	11,843	12,235
9/95	12,607	13,429
12/95	12,342	13,621
3/96	13,405	14,460
6/96	13,684	14,876
9/96	14,220	15,309
12/96	15,328	16,237
3/97	15,265	15,995
6/97	17,387	18,346
9/97	19,882	21,296
12/97	19,794	21,473
3/98	21,657	23,837
6/98	21,023	23,327
9/98	16,410	19,952
12/98	19,623	25,576
3/99	19,435	23,944
6/99	21,936	27,332
9/99	20,822	25,036
12/99	30,098	29,340
3/00	36,503	33,063
6/00	34,564	31,972
9/00	36,251	35,857
12/00	26,278	34,476
3/01	15,499	30,763
6/01	18,728	34,812
9/01	13,806	29,043
12/01	14,963	34,265
3/02	14,559	36,568
6/02	12,720	33,164
9/02	10,476	27,678
12/02	10,880	29,292
3/03	11,059	27,991
6/03	13,796	32,926
9/03	14,492	35,096
12/03	15,928	39,725
3/04	15,547	41,735
6/04	15,031	42,140


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com .

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund (Class A shares, adjusted for sales charge) to the S&P 400 Mid-Cap Index.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

Please refer to footnote at bottom of Page 2.


<PAGE 6>


PORTFOLIO COMPOSITION:

Telecommunications
Pharmaceuticals
Retail
Lodging
Semiconductors
Commercial Services
Airlines
All Other Industries
(A)

(A)  Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:

                               % of Net Assets
Southwest Airlines Co.          3.4%
Broadcom Corp. - CL A           3.2%
Cephalon, Inc.                  3.0%
McKesson Corp.                  2.8%
Bed Bath & Beyond, Inc.         2.6%

Total Top 5 Equity Holdings    15.00%




COMMENTARY
After a solid return in 2003 of 46.39%, the Monetta Mid-Cap Fund declined 5.63% during the first half of 2004. This return lagged that of its benchmark return, S&P 400 Mid-Cap Index, which was up 6.08%. This benchmark index benefited during the first half due to its above average industry weighting in the energy and industrial sectors.

The variance in this year's performance was sector related. The Fund was underweighted in the energy and industrial sectors while overweighted in the technology and healthcare groups.

Among individual names, the fund benefited from its holdings in Southwest Airlines Company and JetBlue Airlines Corporation, which represented 3.33% and 1.94%, respectively, of the Fund's net asset value. Both companies benefited from their hedging strategies, which reduced the impact of rising oil prices on profitability. Biogen Idec. Inc., was the Fund's top performer, which develops therapies for treatment of cancer, autoimmune and inflammatory diseases. Profits were realized when the stock surged on news that it would file for approval of Antegren, a multiple sclerosis drug.

Disappointments included Nanophase Technologies, Corporation and IPass, Inc., with both companies reporting lower than expected earnings and lowering their future growth outlook. These securities were sold on the announcements.
Over the past few months we have been gradually shifting assets out of the technology and consumer discretionary sectors and into gaming, industrials and utilities sectors. Recent purchases included Wynn Resorts, Ltd., as Steve Wynn expands the company into the Chinese market and Joy Global, Inc., a manufacturer of surface mining equipment which represented 1.02% and 1.19%, respectively, of June 30, 2004 net asset value.

We are actively shifting assets out of those sectors and companies that are lowering investor expectations. The investment strategy is driven by individual stock selection relative to sector movements and improving earnings outlook. The market appears to be trading in a narrow trading band and is currently not indicating any new sector leadership.

Our emphasis is to offer Fund stability during this period on consolidation, which is consistent with the loss of momentum we are experiencing.


<PAGE 7>


Monetta Blue Chip Fund                                  Period ended 6/30/04

Investment Objective:            Market Capitalization:    Total Net Assets:
Capital Appreciation             $102.8 billion            $1.8 million


PERFORMANCE:                            Average Annual Total Return
                                                            Since Inception
                                        1 Year       5 Year        9/1/95

Monetta Blue Chip Fund
       Class A-NAV                       7.18%       -15.61%       -0.24%
       Class A-POP                       1.02%       -16.60%       -0.91%

S&P 500 Index*                          19.10%        -2.20%       10.11%

*Source Lipper

Performance data shown for NAV does not reflect the deduction of the sales load or fee.
If reflected, the load or fee would reduce the performance quoted.

Performance data shown for POP reflects the Class A maximum sales charge of 5.75%.

	Blue
        Chip
DATE    Fund	S&P500

9/95	9,390	10,482
12/95	9,929	11,105
3/96	10,652	11,701
6/96	11,196	12,225
9/96	12,079	12,603
12/96	12,728	13,653
3/97	12,998	14,020
6/97	14,668	16,465
9/97	16,276	17,699
12/97	16,120	18,207
3/98	17,290	20,745
6/98	16,904	21,433
9/98	13,297	19,307
12/98	17,569	23,441
3/99	20,222	24,608
6/99	21,478	26,343
9/99	20,995	24,699
12/99	27,054	28,372
3/00	29,886	29,022
6/00	28,404	28,250
9/00	28,188	27,976
12/00	23,010	25,788
3/01	12,725	22,732
6/01	13,386	24,062
9/01	9,291	20,532
12/01	10,599	22,725
3/02	9,967	22,768
6/02	8,293	19,719
9/02	6,871	16,314
12/02	7,361	17,689
3/03	7,140	17,132
6/03	8,578	19,769
9/03	8,625	20,292
12/03	9,699	22,762
3/04	9,731	23,147
6/04	9,193	23,545


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Blue Chip Fund (Class A shares, adjusted for sales charge) to the S&P 500 Index.

The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized,unmanaged index of common stock prices.

Please refer to footnote at bottom of Page 2.


<PAGE 8>


PORTFOLIO COMPOSITION

Telecommunications		   22.7%
Diversified Financial Securities   12.1%
Retail				   11.9%
Software			    8.7%
Pharmaceuticals                     7.7%
Airlines                            4.7%
Media                               4.7%
All Other Industries               24.1%
(A)                                 3.4%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:

                           % of Net Assets
Cisco Systems, Inc.            5.4%
Motorola, Inc.                 5.2%
Comcast Corp. - CL A           4.8%
Southwest Airlines Co.         4.8%
Lucent Technologies, Inc.      4.3%
Total Top 5 Equity Holdings   24.5%


COMMENTARY

The Monetta Blue Chip Fund declined 5.21% since year-end, a disappointing investment return. This compares to its benchmark S&P 500 Index return of 3.44%. After a strong start, the Fund began to give up its relative performance advantage in April primarily due to poor individual stock performance as opposed to any specific sector weightings. Specifically, two securities, Calpine Corporation, an electric power facility and Chinadotcom Corporation, a China based enterprise software firm represented the bulk of the Fund's negative variance. Calpine stock price plummeted 36% due to a canceled bond offering and rumors of a possible equity offering. Chinadotcom guided earnings estimates lower, resulting in a 29% decline in the stock price. This one-two punch knocked the Fund down resulting in the sale of these securities. Proceeds were partly invested in: Altria
Group, Inc., Exxon Mobil Corporation and Walgreen's Company representing 2.78%, 2.46% and 2.01%, respectively, of net asset value on June 30, 2004.

Positive contributors to investment results included: Biogen Idec, Inc., which was sold, Nortel Networks and Southwest Airlines Company representing 4.15% and 4.65%, respectively, of net asset value on June 30, 2004. We are gradually trimming the Fund weighting in the technology sector primarily due to the excess volatility of these securities. We continue to hold the sector leaders, which include: Cisco Systems, Inc., Microsoft Corporation and Qualcomm, Inc., which represent 5.26%, 3.17% and 4.05%, respectively, of net asset value on June 30, 2004.

In terms of investment strategy we are placing increasing emphasis on evaluating changing market expectations based on price direction and technical support levels. These factors tend to be leading indicators reflecting possible changing expectations. Our primary near-term focus is to reduce Fund volatility, and identify these sectors and companies that reflect increasing earnings momentum. A strong price discipline will be used as a defensive mechanism to preserve Fund value and strive to generate improved relative performance.


<PAGE 9>


Monetta Balanced Fund                                  Period ended 6/30/04

Investment Objective:            Market Capitalization:     Average Maturity:
Capital Appreciation/Income      $79.1 billion              6.9 Years

Total Net Assets:
$4.2 million



PERFORMANCE:                          Average Annual Total Return

                                                             Since Inception
                                        1 Year      5 Year       9/1/95
Monetta Balanced Fund

       Class A-NAV                      8.03%       -1.58%        7.05%
       Class A-POP                      1.82%       -2.74%        6.34%

S&P 500 Index*                         19.10%       -2.20%       10.11%
Lehman Bros. Gov't/Credit Bond Index*  -0.72%        7.11%        6.89%


*Source Lipper

Performance data shown for NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Performance data shown for POP reflects the Class A maximum sales charge of 5.75%.


DATE	Balanced	S&P 500		Lehman Corp/Govt Bond

9/95	9,390		10,482		10,000
12/95	9,968		11,105		10,573
3/96	10,452		11,701		10,326
6/96	11,187		12,225		10,374
9/96	11,782		12,603		10,557
12/96	12,553		13,653		10,880
3/97	12,543		14,020		10,786
6/97	13,749		16,465		11,179
9/97	15,429		17,699		11,570
12/97	15,216		18,207		11,941
3/98	16,264		20,745		12,123
6/98	15,890		21,433		12,351
9/98	14,088		19,307		12,962
12/98	16,529		23,441		12,979
3/99	17,796		24,608		12,823
6/99	18,576		26,343		12,682
9/99	18,173		24,699		12,751
12/99	21,422		28,372		12,698
3/00	23,108		29,022		13,040
6/00	22,553		28,250		13,229
9/00	23,318		27,976		13,609
12/00	20,319		25,788		14,204
3/01	16,432		22,732		14,658
6/01	17,326		24,062		14,702
9/01	15,683		20,532		15,402
12/01	16,794		22,725		15,411
3/02	16,283		22,768		15,339
6/02	14,886		19,719		15,914
9/02	13,733		16,314		16,821
12/02	14,394		17,689		17,112
3/03	14,344		17,132		17,394
6/03	15,877		19,769		18,008
9/03	16,184		20,292		17,916
12/03	17,194		22,762		17,911
3/04	17,488		23,147		18,463
6/04	17,150		23,545		17,877


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund (Class A shares, adjusted for sales charge) to the S&P 500 Index and the Lehman Bros. Gov't/Credit Bond Index with dividends and capital gains reinvested.

The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Please refer to footnote at bottom of Page 2.


<PAGE 10>





PORTFOLIO COMPOSITION:

Common Stock		62.4%
Treasury Notes		 7.2%
Corportate Bonds	21.8%
U.S. Gov't Agencies	 6.6%
(A)			 2.0%


(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:


                               % of Net Assets
Smith Int'l, Inc.                4.0%
Yahoo! Inc.                      3.5%
Cigna Corp.                      3.3%
Johnson & Johnson                2.7%
Intel Corp.                      2.6%

Total Top 5 Equity Holdings     16.1%




COMMENTARY

The Monetta Balanced Fund had a total return of negative 0.25% for the first half of 2004. This compares to an S&P 500 Index return of 3.44% and the Lehman Bros. Gov't/Credit Bond Index return of negative 0.19%. For the 12 months ended June 30, 2004, the Fund had a total return of 8.03%.
At mid-year, assets were allocated 62% in stocks and 38% in fixed income, including cash equivalents.

Since yearend, the Fund's equity portfolio benefited from a strong earnings and low interest rate environment. Positive contributions to equity returns included Yahoo! Inc., which represented 3.45% of net asset value on June 30, 2004, and was up 60.8% since yearend primarily due to record profits and a raised earnings forecast. The Fund also benefited from the strong performance of the energy sector, with its holdings of Smith Int'l Inc., up 34.3%, representing 3.97% of net assets on June 30, 2004 and Weatherford Int'l Ltd., which was sold, up 13.9%. Other contributors included:
Cigna Corporation, representing 3.27% of net asset value on June 30, 2004, and Check Free Corporation which was sold. Partly offsetting these positive returns were the Fund's holdings in the housing sector i.e. Pulte Homes, Inc., and Centex, Inc., which declined due to interest rate concerns. Both securities were sold.


Assets were reinvested into the financial and industrial sectors with the purchase of Bank One, which was acquired by J.P. Morgan Chase, CIT Group, Inc., and Dow Chemical Company, which represented 1.21%, 1.09% and 0.97%, respectively, of net asset value on June 30, 2004. We are identifying more opportunities in the healthcare and industrial sectors while reducing weightings in the technology sector.

The fixed-income portion of the fund was negatively impacted by a tightening monetary policy, a strengthening U.S. economy and the likelihood of higher future inflation. Mitigating this risk was the Fund's concentration in short and intermediate term securities, which resulted in an overall duration of
5.13 years, which represents a relatively defensive position.  At
June 30, 2004 corporate issues represented approximately 60% of the fixed income portfolio with the balance invested in Treasury Notes and Government Agency issues. We continue to favor short to intermediate term corporate issues due to the higher yields and lesser market sensitivity in a rising interest rate environment. We believe there is a high probability that interest rates will move higher over the near term but excess capacity and improved productivity should prevent inflation from becoming a serious problem.


<PAGE 11>


Monetta Intermediate Bond Fund                       Period ended 6/30/04

Investment Objective:       30-Day SEC Yield:          Average Maturity:
Income                      2.48%                      4.5 Years

Total Net Assets:
$12.6 million



PERFORMANCE:
                                                     1 Year        5 Year       10 Year
Monetta Intermediate Bond Fund
       Class A-NAV                                   -0.56%        5.45%        6.69%
       Class A-POP                                   -4.28%        4.64%        6.29%

Lehman Bros. Intermediate Gov't/Credit Bond Index*   -0.07%        6.75%        6.90%

*Source Lipper

Performance data shown for NAV does not reflect the deduction of the sales load or fee.
If reflected, the load or fee would reduce the performance quoted.

Performance data shown for POP reflects the Class A maximum sales charge of 3.75%.

DATE	Bond Fund 	Lehman Int.Corp/Bond

6/94	9,610		10,000
9/94	9,719		10,082
12/94	9,803		10,071
3/95	10,321		10,513
6/95	10,867		11,039
9/95	11,031		11,222
12/95	11,247		11,617
3/96	11,213		11,520
6/96	11,381		11,593
9/96	11,632		11,798
12/96	11,973		12,087
3/97	11,943		12,074
6/97	12,349		12,430
9/97	12,737		12,765
12/97	13,038		13,039
3/98	13,226		13,242
6/98	13,505		13,491
9/98	14,086		14,097
12/98	14,131		14,139
3/99	14,238		14,112
6/99	14,076		14,056
9/99	14,315		14,185
12/99	14,357		14,192
3/00	14,562		14,405
6/00	14,558		14,648
9/00	14,996		15,070
12/00	15,524		15,628
3/01	16,073		16,158
6/01	16,220		16,266
9/01	16,878		17,014
12/01	16,213		17,028
3/02	16,035		16,990
6/02	16,654		17,595
9/02	17,293		18,392
12/02	17,710		18,703
3/03	18,025		18,986
6/03	18,453		19,502
9/03	18,358		19,498
12/03	18,379		19,510
3/04	18,770		19,992
6/04	18,350		19,488


Performance data quoted represents past performance; past performance does not guarantee futureresults. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com.

Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund (Class A shares, adjusted for sales charge) to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Please refer to footnote at bottom of Page 2.


<PAGE 12>


PORTFOLIO COMPOSITION:

Corporate Bonds		58.6%
Treasury Notes/Strips	18.4%
U.S. Gov't Agencies	21.7%
(A)			 1.3%

(A) Short-term investments net of other assets and liabilities.


MATURITY PROFILE:

                   % of Net Assets
1 Year or Less       35.53%
1-3 Years            23.67%
3-6 Years            13.41%
6-10 Years           14.54%
Over 10 Years        12.85%
Total               100.00%


COMMENTARY

The Monetta Intermediate Bond Fund return was negative 0.16% for the six months ended June 30, 2004 versus its benchmark Lehman Brothers Intermediate Government/Credit Bond Index return of negative 0.11%.

The first half of 2004 was a roller-coaster event for fixed income investors with plenty of ups and downs but in the end, back to where they started from a return standpoint. The first quarter reflected promise, as global economic improvement remained on track, job growth and inflation remained subdued and the Fed promising to be "patient". Bond returns were solid but staggered no one's imagination on an absolute or relative basis. However, April marked a definitive turning point for debt investors in the 2004 capital markets arena. A surging U.S. payrolls announcement signaled bond investors that inflation was "suddenly" emerging from a two-year sleep. On June 30 2004, the Fed raised the federal funds rate 0.25% to 1.25%, a move that surprised no one. Many strategists/investors seemed to believe that the Fed was reacting too slowly to a recovering economy and a rising inflation rate. Such a belief resulted in the Treasury market experiencing its worst quarterly performance since 1980 at negative 3.16%. In general, longer yield levels are up almost 1% over the past three months. The bond market is factoring in an increase in short-rates of 2% over the next year.

At this time the Fund is a high "A" quality diversified portfolio with an average maturity of 4.6 years, shorter than the benchmark, reflecting our rising interest rate outlook. We are maintaining an overweight in the corporate bond sector as the appetite for incremental yield, particularly in short maturities, increases with the improvement in the health of corporate America. The Fund currently has a barbelled maturity structure, a combination of short and long maturity holdings. We believe this structure will perform best in an interest rate environment where short rates are rising faster than long rates and the yield curve becomes less steep or flatter.

What to look for in second-half 2004? The most recent rapid phase of growth will likely give way to a slow but steady growth rate by the end of the year.
We believe absolute bond returns will remain low, perhaps equivalent to coupon income or even slightly less, during this transition to higher rates and lower bond prices. Yield spreads between most sectors should compress over the second half of the year. Also, the chance to rollover maturities and to deploy fresh savings into higher yields will be welcomed after the "yield anemia" of 2003.


<PAGE 13>


Monetta Government Money Market Fund             Period ended 6/30/04

Investment Objective:            7-Day Yield:    Average Days to Maturity:
Income and Capital Preservation  0.57%           34 Days

Total Net Assets:
$3.4 million


PERFORMANCE:                            Average Annual Total Return

                                        1 Year       5 Year        10 Year

Monetta Government
  Money Market Fund                     0.49%**      2.83%**       4.01%**

Lipper US Gov't Money
  Market Funds Avg.*                    0.37%        2.65%         3.79%

*Source Lipper.


DATE	Monetta		Lipper US Gov't
	Money Market 	Index
6/94	10,000		10,000
9/94	10,107		10,097
12/94	10,231		10,214
3/95	10,377		10,349
6/95	10,532		10,491
9/95	10,687		10,630
12/95	10,832		10,768
3/96	10,967		10,899
6/96	11,099		11,028
9/96	11,238		11,162
12/96	11,381		11,297
3/97	11,521		11,430
6/97	11,664		11,571
9/97	11,813		11,715
12/97	11,967		11,863
3/98	12,119		12,009
6/98	12,274		12,158
9/98	12,434		12,309
12/98	12,592		12,450
3/99	12,740		12,583
6/99	12,886		12,718
9/99	13,037		12,862
12/99	13,203		13,020
3/00	13,378		13,188
6/00	13,571		13,373
9/00	13,780		13,573
12/00	14,000		13,779
3/01	14,185		13,957
6/01	14,328		14,098
9/01	14,442		14,211
12/01	14,512		14,281
3/02	14,559		14,331
6/02	14,608		14,379
9/02	14,656		14,422
12/02	14,693		14,459
3/03	14,715		14,485
6/03	14,739		14,506
9/03	14,758		14,519
12/03	14,776		14,653
3/04	14,793		14,666
6/04	14,811		14,679



Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com .

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been -0.28%, versus 0.57%, on June 30, 2004. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

Please refer to footnote at bottom of Page 2.


PORTFOLIO COMPOSITION:
Federal Nat'l Morgage Assoc.  51.4%
Federal Home Loan Bank	      48.6%

(A) Net of other assets and liabilities.


ALLOCATION:
Government Obligations           99.6%
Other Assets Less Liabilities     0.4%
Total                           100.0%



COMMENTARY

The Monetta Government Money Market Fund gained 0.24% for the six months ended June 30, 2004. This compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 0.18% for the same period.

The economic recovery is now "official". The Federal Reserve formally acknowledged this fact when they raised the federal funds rate 0.25% to 1.25% on June 30, 2004, a secret to no one. The Fed comments reiterated that the pace of increases is likely to continue to be "measured". The funds rate had stood at a 46-year low of 1.0% for eleven months after having been lowered thirteen times since the beginning of 2001 when the rate stood at 6.5%. Growth in the second quarter continued the strength seen over the past three quarters and will likely reflect a 3% - 4% pace. More important to the Fed is the fact that this is no longer a "jobless recovery" as the long awaited employment gains began to show up in force over the previous four months with the addition of 1 million jobs.

The issue now switches from when the Fed will begin to raise rates to how quickly and by how much. Over the last 20 years there have been 4 periods of aggressive Fed tightening. Each tightening period averaged about 12 months with an average increase of approximately 2.0%. The funds rate has a ways to go before it is no longer considered accommodative. The historically neutral level for the funds rate that neither stimulates nor constrains is approximately 3% - 3.5%. The pace of further change will depend on continued progress in improving business consumption levels, reducing excess capacity and increasing business spending and hiring.

The current low interest environment continues to impact the yields available in the short-term treasury and agency markets. In response to the inflation threat, the Fed, as well as the world's central banks, will be more active in reining in the inexpensive capital from earlier years. The Fund continues to overweight the agency discount note sector versus Treasury bills because of the incremental yield that it provides. We do not anticipate changing the relatively short average maturity of the fund at this time because anticipated Fed rate hikes will provide the opportunity to invest the maturity streams at higher yields.


<PAGE 14>


Schedule of Investments (Unaudited)        June 30, 2004

Monetta Select Technology Fund

   COMMON STOCKS - 97.9%                       Value
   NUMBER OF SHARES

   Commercial Services - 1.1%
       *700  Accenture Ltd.             $      19,236

   Computers - 15.7%
         *350  Affiliated Computer Services,
                    Inc. - CL A                18,529
       *1,000  Apple Computer, Inc.            32,540
         *500  Dell, Inc.                      17,910
         *400  DST Systems, Inc.               19,236
        1,000  Electronic Data Systems Corp.   19,150
       *2,000  EMC Corp.                       22,800
        1,000  Hewlett-Packard Co.             21,100
          200  Int'l Business Machines Corp.   17,630
         *220  Lexmark Int'l, Inc. - CL A      21,237
         *400  NCR Corp.                       19,836
       *1,000  Network Appliance, Inc.         21,530
         *600  SanDisk Corp.                   13,014
       *5,000  Sun Microsystems, Inc.          21,700
         *600  Sungard Data Systems, Inc.      15,600
                                              281,812

   Electrical Components & Equipment - 1.1%
          600   Molex, Inc.                    19,248

   Electronics - 8.8%
       *1,000  Agilent Technologies, Inc.      29,280
       *1,200  Celestica, Inc.                 23,940
       *1,000  Flextronics Int'l Ltd.          15,950
         *800  Jabil Circuit, Inc.             20,144
       *3,000  Sanmina-SCI Corp.               27,300
       *3,000  Solectron Corp.                 19,410
       *1,200  Vishay Intertechnology, Inc.    22,296
                                              158,320

   Home Furnishings - 0.9%
         *400  Sony Corp - SP ADR              15,220

   Internet - 7.3%
       *1,500  Check Point Software
                    Technologies Ltd.          40,485
         *800  Symantec Corp.                  35,024
       *1,000  VeriSign, Inc.                  19,900
       *1,000  Yahoo!Inc.                      36,330
                                              131,739


   NUMBER OF SHARES                            Value

   Office/Business Equipment - 0.8%
       1,000   Xerox Corp.                 $   14,500

   Electronic Components-Semiconductor - 16.0%
       *1,000  Advanced Micro Devices, Inc.    15,900
         *500  Broadcom Corp. - CL A           23,385
       *1,200  Infineon Technologies AG        16,320
        1,000  Intel Corp.                     27,600
       *1,800  LSI Logic Corp.                 13,716
          800  Microchip Technology, Inc.      25,232
       *2,000  Micron Technology, Inc.         30,620
       *1,000  National Semiconductor Corp.    21,990
       *1,000  NVIDIA Corp.                    20,500
         *700  Qlogic Corp.                    18,613
         *700  STMicroelectronics N.V.         15,407
        1,000  Texas Instruments, Inc.         24,180
       *1,000  Xilinx, Inc.                    33,310
                                              286,773

   Semiconductor Components-
   Integrated Circuits - 8.4%
         *700  Analog Devices, Inc.            32,956
          500  Linear Technology Corp.         19,735
       *1,000  Marvell Technology Group Ltd.   26,700
          500  Maxim Integrated Products, Inc. 26,210
       *3,423  Taiwan Semiconductor- SP ADR    28,442
       *4,000  United Microelectonics
                    Corp. - SP ADR             17,240
                                              151,283

   Semiconductor Equipment - 3.0%
       *1,200  ASML Holding N.V.               20,532
         *300  KLA-Tencor Corp.                14,814
         *800  Teradyne, Inc.                  18,160
                                               53,506


<PAGE 15>


   Schedule of Investments (Unaudited)     June 30, 2004

Monetta Select Technology Fund (Cont'd)


   NUMBER OF SHARES                            Value
   Software - 14.2%
          500  Adobe Systems, Inc.        $    23,250
       *1,000  BEA Systems, Inc.               8,220
       *1,000  BMC Software, Inc.              18,500
       *1,000  Citrix Systems, Inc.            20,360
          600  Computer Associates Int'l, Inc. 16,836
          400  Electronic Arts, Inc.           21,820
          450  First Data Corp.                20,034
         *250  Infosys Technologies Ltd -
                    SP ADR                     23,192
          700  Microsoft Corp.                 19,992
       *1,700  Oracle Corp.                    20,281
         *800  PeopleSoft, Inc.                14,800
         *400  SAP AG - SP ADR                 16,724
       *1,000  Satyam Computer Services -
                    SP ADR                     18,500
       *1,200  Siebel Systems, Inc.            12,816
                                              255,325

   Telecommunications - 20.6%
       *1,500  Alcatel S.A. - SP ADR           23,235
       *1,000  Amdocs Ltd.                     23,430
       *1,500  Avaya, Inc.                     23,685
       *1,000  Cisco Systems, Inc.             23,700
       *1,000  Comverse Technology, Inc.       19,940
        1,700  Corning, Inc.                   22,202
       *1,000  Ericsson (LM) Telephone
                    - SP ADR                   29,920
       *4,000  JDS Uniphase Corp.              15,160
         *800  Juniper Networks, Inc.          19,656
       *6,000  Lucent Technologies, Inc.       22,680
         2000  Motorola, Inc.                  36,500
       *1,000  Nokia Corp. - SP ADR            14,540
       *5,000  Nortel Networks Corp.           24,950
          500  Qualcomm, Inc.                  36,490
          500  Scientific-Atlanta, Inc.        17,250
       *2,000  Tellabs, Inc.                   17,480
                                              370,818



   NUMBER OF SHARES                             Value

   Total Common Stocks                     $1,757,780
       (Cost $1,551,719) (a)

   VARIABLE DEMAND NOTES - 2.5%
   PRINCIPAL AMOUNT
       15,300       American Family Financial
                           Services Co.        15,300
       29,900       Wisconsin Corp. Central
                           Credit Union        29,900
                                               45,200

   Total Investments - 100.4%               1,802,980
     (Cost $1,596,919) (a)

   Other Net Assets
       Less Liabilities - (0.4%)               (6,670)


   Net Assets - 100%                       $1,796,310





   (a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $287,524 and aggregate gross unrealized depreciation is $81,463 resulting in net unrealized appreciation of $206,061.

   See accompanying notes to financial statements.

   *Non-income producing security.

<PAGE 16>


Schedule of Investments (Unaudited)       June 30, 2004

Monetta Mid-Cap Equity Fund

   COMMON STOCKS - 96.5%                       Value
   NUMBER OF SHARES

   Aerospace/Defense - 2.5%
        2,000  Engineered Support
                Systems, Inc.            $     117,020
       *5,000  Orbital Sciences Corp.           69,050
                                               186,070


   Airlines - 5.3%
       *5,000  JetBlue Airways Corp.           146,900
       15,000  Southwest Airlines Co.          251,550
                                               398,450

   Apparel - 3.8%
       *3,000  Coach, Inc.                     135,570
        2,000  Nike, Inc. - CL B               151,500
                                               287,070

   Building Materials - 1.6%
        4,000  Masco Corp.                     124,720

   Chemicals - 3.4%
       10,000  IMC Global, Inc.                134,000
        3,000  The Sherwin-Williams Co.        124,650
                                               258,650
   Commercial Services - 5.6%
        2,000  Manpower, Inc.                  101,540
        6,000  McKesson Corp.                  205,980
       *4,000  Robert Half Int'l, Inc.         119,080
                                               426,600

   Computers - 1.7%
       *5,000  Cognizant Technology
                 Solutions Corp. - CL A        127,050

   Diversified Financial Services - 0.8%
       *4,000  Providian Financial Corp.        58,680

   Electric - 1.9%
      *10,000  Calpine Corp.                    43,200
      *10,000  The AES Corp.                    99,300
                                               142,500

   Electronics - 2.0%
         *300  AU Optronics Corp. - SP ADR       4,902
       *3,000  Waters Corp.                    143,340
                                               148,242


   NUMBER OF SHARES                              Value

   Entertainment - 1.4%
       *3,000  Shuffle Master, Inc.     $      108,930

   Healthcare-Products - 1.3%
       *2,000  Gen-Probe, Inc.                  94,640

   Healthcare-Services - 2.7%
       *3,000  Laboratory Corp. of
                    America Holdings           119,100
       *1,000  Quest Diagnostics, Inc.          84,950
                                               204,050

   Insurance - 1.7%
        3,000  SAFECO Corp.                    132,000

   Internet - 4.6%
       *7,000  Priceline.com, Inc.             188,510
       *4,000  Sohu.com, Inc.                   79,520
       *4,000  VeriSign, Inc.                   79,600
                                               347,630

   Lodging - 6.3%
      *10,000  Caesars Entertainment, Inc.     150,000
        2,000  Harrah's Entertainment, Inc.    108,200
       *3,000  MGM Mirage, Inc.                140,820
       *2,000  Wynn Resorts Ltd                 77,260
                                               476,280

   Machinery-Construction & Mining - 1.2%
       *3,000  Joy Global, Inc.                 89,820

   Media - 3.4%
      *40,000  Sirius Satellite Radio, Inc.    123,200
       *5,000  XM Satellite Radio
                    Holdings, Inc. - CL A      136,450
                                               259,650

   Miscellaneous Manufacturing - 1.5%
       *3,000  Actuant Corp. - CL A            116,970

   Oil&Gas - 1.6%
        4,000  XTO Energy, Inc.                119,160


<PAGE 17>


Schedule of Investments (Unaudited)       June 30, 2004

Monetta Mid-Cap Equity Fund (Cont'd)

                                               Value
NUMBER OF SHARES
Pharmaceuticals - 10.4%
       *6,000 Andrx Corp.               $      167,580
       *3,000 Caremark Rx, Inc.                 98,820
       *4,000 Cephalon, Inc.                   216,000
       *2,000 Express Scripts, Inc.            158,460
       *6,000 IVAX Corp.                       143,940
                                               784,800

Retail - 8.3%
       *5,000 Bed Bath & Beyond, Inc.          192,250
       *4,000 Dollar Tree Stores, Inc.         109,720
        3,000 MSC Industrial Direct Co.,
                    Inc. - CL A                 98,520
        5,000 The Pep Boys - Manny Moe
                    & Jack                     126,750
       *3,000 Williams-Sonoma, Inc.             98,880
                                               626,120

Savings&Loans - 1.3%
        5,000 New York Community Bancorp, Inc.  98,150

Semiconductors - 6.3%
       *5,000 Advanced Micro Devices, Inc.      79,500
       *5,000 Broadcom Corp. - CL A            233,850
       10,000 MEMC Electronic Materials, Inc.   98,800
        2,000 Microchip Technology, Inc.        63,080
                                               475,230

Telecommunications - 13.4%
       *2,500 America Movil S.A.
                de C.V. - ADR Series L          90,925
        5,000 Andrew Corp.                     100,050
        8,000 Corning, Inc.                    104,480
      *30,000 JDS Uniphase Corp.               113,700
       *7,000 Juniper Networks, Inc.           171,990
        5,000 Nextel Communications,Inc.-CL A  133,300
      *30,000 Nortel Networks Corp.            149,700
       *4,000 UTStarcom, Inc.                  121,000
       *8,000 WJ Comunications, Inc.            28,320
                                             1,013,465




   NUMBER OF SHARES                             Value

   Toys/Games/Hobbies - 2.5%
       10,000 Hasbro, Inc.                  $  190,000


   Total Common Stocks                      $7,294,927
       (Cost $6,682,744) (a)

   VARIABLE DEMAND NOTES - 2.3%
   PRINCIPAL AMOUNT
      176,100 Wisconsin Corp. Central
                Credit Union - 1.030%          176,100


   Total Investments - 98.8%                 7,471,027
       (Cost $6,858,844) (a)

   Other Net Assets
       Less Liabilities - 1.2%                  87,801


   Net Assets - 100%                        $7,558,828




   (a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $687,529 and aggregate gross unrealized depreciation is $75,346 resulting in net unrealized appreciation of $612,183.

   See accompanying notes to financial statements.

   *Non-income producing security.


<PAGE 18>


Schedule of Investments (Unaudited)       June 30, 2004

Monetta Blue Chip Fund

   COMMON STOCKS - 96.6%                Value
   NUMBER OF SHARES

   Agriculture - 2.8%
        1,000  Altria Group, Inc.      $  50,050

   Airlines - 4.7%
        5,000  Southwest Airlines Co.     83,850

   Diversified Financial Services - 12.1%
        1,000  American Express Co.       51,380
        1,500  Citigroup, Inc.            69,750
       *4,000  E*Trade Financial Corp.    44,600
        1,000  Morgan Stanley             52,770
                                         218,500

   Entertainment - 3.2%
        1,500  Int'l Game Technology Co.  57,900

   Insurance - 3.9%
        1,000  American Int'l Group, Inc. 71,280

   Internet - 3.0%
       *1,000  Amazon.com, Inc.           54,400

   Media - 4.7%
       *3,000  Comcast Corp. - CL A       84,090

   Miscellaneous Manufacturing - 3.6%
        2,000  General Electric Co.       64,800

   Oil&Gas/Services - 4.5%
        1,000  Exxon Mobil Corp.          44,410
        1,000  Baker Hughes, Inc.         37,650
                                          82,060

   Pharmaceuticals - 7.7%
        1,000  Cardinal Health, Inc.      70,050
        2,000  Pfizer, Inc.               68,560
                                         138,610

   Retail - 11.9%
        1,500  Home Depot, Inc.           52,800
        3,000  The Gap, Inc.              72,750
        1,000  Walgreen Co.               36,210
        1,000  Wal-Mart Stores, Inc.      52,760
                                         214,520
   Semiconductors - 3.1%
        2,000  Intel Corp.                55,200

                                        Value
NUMBER OF SHARES

Software - 8.7%
        1,000 Electronic Arts, Inc.    $  54,550
        1,000 First Data Corp.            44,520
        2,000 Microsoft Corp.             57,120
                                         156,190

Telecommunications - 22.7%
       *4,000 Cisco Systems, Inc.         94,800
      *20,000 Lucent Technologies, Inc.   75,600
        5,000 Motorola, Inc.              91,250
      *15,000 Nortel Networks Corp.       74,850
        1,000 Qualcomm, Inc.              72,980
                                         409,480


Total Common Stocks                   $1,740,930
       (Cost $1,665,931) (a)


VARIABLE DEMAND NOTES - 4.4%
PRINCIPAL AMOUNT
       35,100 American Family Financial
                 Services Co.- 0.881%     35,100
       43,600 Wisconsin Corp. Central
                 Credit Union - 1.030%    43,600
                                          78,700

Total Investments - 101.0%             1,819,630
       (Cost $1,744,631) (a)

Other Net Assets
       Less Liabilities - (1.0%)         (17,542)


Net Assets - 100%                     $1,802,088


(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $102,783 and aggregate gross unrealized depreciation is $27,784 resulting in net unrealized appreciation of $74,999.

See accompanying notes to financial statements.

*Non-income producing security.


<PAGE 19>


Schedule of Investments (Unaudited)        June 30, 2004

Monetta Balanced Fund

COMMON STOCKS - 62.4%                    Value
NUMBER OF SHARES

Aerospace/Defense - 1.2%
       1,000 Boeing Co.              $   51,090

Airlines - 1.6%
       4,000 Southwest Airlines Co.      67,080

Banks - 1.2%
       1,000 Bank One Corp.              51,000

Beverages - 2.4%
       2,000 Coca-Cola Co.              100,960

Building Materials - 0.7%
       1,000 Masco Corp.                 31,180

Chemicals - 2.3%
       1,000 Dow Chemical Co.            40,700
       2,000 NOVA Chemicals Corp.        57,860
                                         98,560

Computers - 1.4%
       3,000 Electronic Data Systems
             Corp.                       57,450

Diversified Financial Services - 5.2%
       2,000 American Express Co.       102,760
       1,200 CIT Group, Inc.             45,948
       1,500 Citigroup, Inc.             69,750
                                        218,458
Electric - 1.2%
      *5,000 The AES Corp.               49,650

Healthcare-Products - 2.6%
       2,000 Johnson & Johnson          111,400

Insurance - 5.0%
       1,000 American Int'l Group, Inc.  71,280
       2,000 Cigna Corp.                137,620
                                        208,900

Internet - 3.5%
      *4,000 Yahoo!Inc.                 145,320

Leisure Time - 1.7%
       1,500 Carnival Corp.              70,500


NUMBER OF SHARES                         Value

Media - 4.8%
      *2,000 Comcast Corp. - CL A     $  56,060
       3,000 The Walt Disney Co.         76,470
      *4,000 Time Warner, Inc.           70,320
                                        202,850

Miscellaneous Manufacturing - 1.6%
       2,000 General Electric Co.        64,800

Oil&Gas Services - 5.5%
       1,000 Schlumberger Ltd.           63,510
      *3,000 Smith Int'l, Inc.          167,280
                                        230,790


Pharmaceuticals - 5.4%
       1,000 Cardinal Health, Inc.       70,050
       3,000 Pfizer, Inc.               102,840
       3,000 Schering-Plough Corp.       55,440
                                        228,330

Retail - 3.3%
       1,000 Home Depot, Inc.            35,200
       4,000 McDonald's Corp.           104,000
                                        139,200
Semiconductors - 2.6%
       4,000 Intel Corp.                110,400

Software - 1.0%
       1,000 Automatic Data Processing,
                    Inc.                 41,880

Telecommunications - 8.2%
      *4,000 Cisco Systems, Inc.         94,800
     *10,000 Lucent Technologies, Inc.   37,800
       3,000 Motorola, Inc.              54,750
     *10,000 Nortel Networks Corp.       49,900
       1,500 Qualcomm, Inc.             109,470
                                        346,720

Total Common Stocks                   2,626,518
  (Cost $2,264,695) (a)

VARIABLE DEMAND NOTES - 1.5%
PRINCIPAL AMOUNT
      64,000 Wisconsin Corp. Central
             Credit Union - 1.030%       64,000


<PAGE 20>


Schedule of Investments (Unaudited)  June 30, 2004

Monetta Balanced Fund


TREASURY NOTES - 7.2%                                  MATURITY DATE                    VALUE
PRINCIPAL AMOUNT
       115,000      U.S. Treasury Note 6.500%               11/15/26               $  131,473
       130,000      U.S. Treasury Note 8.125%               08/15/19                  170,259

Total Treasury Notes                                                                  301,732
  (Cost $301,755) (a)

CORPORATE BONDS - 21.8%
PRINCIPAL AMOUNT

Auto - 0.5%
       20,000       Daimlerchrysler NA Holding Co. 7.750%   06/15/05                   20,928


Banks - 2.6%
       25,000       Bank One Corp. 6.875%                   08/01/06                   26,745
       25,000       Royal Bank of Scotland Group PLC 9.118% 03/31/49                   30,125
       25,000       Washington Mutual, Inc. 5.625%          01/15/07                   26,153
       25,000       Wells Fargo & Co. 5.125%                02/15/07                   26,053
                                                                                      109,076

Broadcast Service - 0.4%
       15,000       Liberty Media Corp. 3.500%              09/25/06                   14,973


Chemicals - 0.4%
       15,000       Chevron Phillips Chemical Co. 5.375%    06/15/07                   15,620


Computers - 0.6%
       25,000       Hewlett-Packard Co. 7.150%              06/15/05                   26,071


Electric - 4.6%
       15,000       CILCorp, Inc. 8.700%                    10/15/09                   17,541
       20,000       Constellation Energy Group 6.125%       09/01/09                   21,187
       20,000       Dominion Resources, Inc. 2.800%         02/15/05                   20,062
       15,000       DPL, Inc. 6.875%                        09/01/11                   15,113
       15,000       Duke Energy Corp. 7.375%                03/01/10                   16,671
       15,000       Firstenergy Corp. 5.500%                11/15/06                   15,518
       20,000       Nisource Finance Corp. 7.625%           11/15/05                   21,216
       25,000       Pepco Holdings, Inc. 6.450%             08/15/12                   25,895
       25,000       Progress Energy, Inc. 6.750%            03/01/06                   26,363
       15,000       TXU Energy Co. 7.000%                   03/15/13                   16,334
                                                                                      195,900

Energy - 1.7%
       25,000       Conoco Funding Co. 6.350%               10/15/11                   27,202
       25,000       Transocean, Inc. 6.625%                 04/15/11                   27,279
       15,000       Valero Energy Corp. 7.375%              03/15/06                   16,034
                                                                                       70,515

Finance - 4.8%
       15,000       Boeing Capital Corp. 5.650%             05/15/06                   15,761
       25,000       Citigroup, Inc. 6.250%                  05/15/06                   26,474
       25,000       Countrywide Home Loan 5.500%            08/01/06                   26,054


<PAGE 21>


Schedule of Investments (Unaudited)                   June 30, 2004

Monetta Balanced Fund (Cont'd)


CORPORATE BONDS                                             MATURITY DATE              Value
PRINCIPAL AMOUNT

       15,000       Ford Motor Credit Co. 7.500%            03/15/05                  $15,500
       15,000       General Electric Capital Corp. 8.625%   06/15/08                   17,403
       25,000       General Motors Acceptance Corp 6.125%   09/15/06                   26,034
       25,000       Household Finance Corp. 7.875%          03/01/07                   27,621
       25,000       National Rural Utilities 6.000%         05/15/06                   26,309
       20,000       Pemex Finance Ltd. 9.030%               02/15/11                   23,270
                                                                                      204,426

Forestry - 0.5%
       20,000       Weyerhaeuser Co. 6.125%                 03/15/07                   21,131


Insurance - 1.7%
       25,000       AIG 6.9%                                03/15/32                   27,476
       15,000       GE Global Insurance Holdings 7.500%     06/15/10                   17,001
       25,000       Reinsurance Group of America 6.750%     12/15/11                   27,109
                                                                                       71,586

Medical - 0.2%
       10,000       HCA, Inc. 6.910%                        06/15/05                   10,296


Multimedia - 0.6%
       25,000       AOL Time Warner, Inc. 5.625%            05/01/05                   25,612


Regional Authority - 1.3%
       25,000       Province of British Columbia 4.300%     05/30/13                   23,898
       25,000       Quebec Province 7.125%                  02/09/24                   28,769
                                                                                       52,667

Telephone - 1.9%
       25,000       AT&T Wireless Services, Inc. 7.350%     03/01/06                   26,677
       10,000       Deutsche Telekom Int'l Finance 8.000%   06/15/10                   11,686
       15,000       France Telecom 7.750%                   03/01/11                   17,382
       25,000       Verizon Pennsylvania 5.650%             11/15/11                   25,363
                                                                                       81,108

Total Corporate Bonds
  (Cost $909,958) (a)                                                                 919,909


U.S. GOVERNMENT AGENCIES - 6.6%
PRINCIPAL AMOUNT

       75,000       Federal Home Loan Mortgage Corp. 2.875%              11/03/06      74,205
       25,000       Int'l Bank Reconstruction & Development 7.000%       01/27/05      25,715
      125,000       Private Export Funding 6.310%                        09/30/04     126,496
       60,000       Tennessee Valley Authority 4.700%                    07/15/33      50,034


<PAGE 22>


Schedule of Investments (Unaudited)               June 30, 2004

Monetta Balanced Fund (Cont'd)


Total U.S. Government Agencies                                                      $276,450
  (Cost $285,540) (a)

Total Investments - 99.5%                                                          4,188,609
  (Cost $3,825,948) (a)

Other Net Assets Less Liabilities - 0.5%                                              23,056

Net Assets - 100%                                                                 $4,211,665

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $389,794 and aggregate gross unrealized depreciation is $27,133 resulting in net unrealized appreciation of $362,661.

See accompanying notes to financial statements.


*Non-income producing security.


<PAGE 23>



Schedule of Investments (Unaudited)                     June 30, 2004

Monetta Intermediate Bond Fund

CORPORATE BONDS - 58.6%

PRINCIPAL AMOUNT                                                     MATURITY DATE       VALUE
Auto - 1.2%
       150,000      Daimlerchrysler NA Holding Co. 7.750%                06/15/05     $156,957

Banks - 7.5%
       250,000      Bank One Corp. 6.875%                                08/01/06      267,455
       175,000      Royal Bank of Scotland Group PLC 9.118%              03/31/49      210,875
       150,000      Wachovia Corp. 6.800%                                06/01/05      155,617
       125,000      Washington Mutual, Inc. 5.625%                       01/15/07      130,766
       165,000      Wells Fargo & Co. 5.125%                             02/15/07      171,948
                                                                                       936,661

Broadcast Service - 1.1%
       135,000      Liberty Media Corp. 3.500%                           09/25/06      134,755

Cable TV - 1.1%
       125,000      TCI Communications, Inc. 6.875%                      02/15/06      132,022

Chemicals - 0.9%
       110,000      Chevron Phillips Chemical Co. 5.375%                 06/15/07      114,545

Computers - 1.2%
       150,000      Hewlett-Packard Co. 7.150%                           06/15/05      156,427

Electric - 11.2%
       135,000      CILCorp, Inc. 8.700%                                 10/15/09      157,866
       175,000      Constellation Energy Group 6.125%                    09/01/09      185,387
       185,000      DPL, Inc. 6.875%                                     09/01/11      186,388
       135,000      Duke Energy Corp. 7.375%                             03/01/10      150,039
       135,000      Firstenergy Corp. 5.500%                             11/15/06      139,661
       125,000      Pepco Holdings, Inc. 6.450%                          08/15/12      129,476
       125,000      Progress Energy, Inc. 6.750%                         03/01/06      131,816
       150,000      PSEG Power LLC 6.875%                                04/15/06      159,140
       150,000      TXU Energy Co. 7.000%                                03/15/13      163,343
                                                                                     1,403,116

Energy - 4.0%
       150,000      Conoco Funding Co. 6.350%                            10/15/11      163,209
       175,000      Transocean, Inc. 6.625%                              04/15/11      190,955
       140,000      Valero Energy Corp. 7.375%                           03/15/06      149,654
                                                                                       503,818


Schedule of Investments (Unaudited)                 June 30, 2004

Monetta Intermediate Bond Fund (Cont'd)

CORPORATE BONDS                                                    MATURITY DATE       VALUE
PRINCIPAL AMOUNT

Finance - 12.3%
       185,000      Boeing Capital Corp. 5.650%                          05/15/06     $194,389
       175,000      Citigroup, Inc. 6.250%                               05/15/06      185,316
       175,000      Countrywide Home Loan 5.500%                         08/01/06      182,375
       135,000      Ford Motor Credit Co. 7.500%                         03/15/05      139,497
       210,000      General Electric Capital Corp. 8.625%                06/15/08      243,637
       100,000      General Motors Acceptance Corp 6.125%                09/15/06      104,136
       125,000      Household Finance Corp. 7.875%                       03/01/07      138,107
       165,000      National Rural Utilities 6.000%                      05/15/06      173,636
       155,000      Pemex Finance Ltd. 9.030%                            02/15/11      180,341
                                                                                     1,541,434

Forestry - 0.9%
       105,000      Weyerhaeuser Co. 6.125%                              03/15/07      110,937

Insurance - 3.1%
       172,000      GE Global Insurance Holdings 7.500%                  06/15/10      194,949
       175,000      Reinsurance Group of America 6.750%                  12/15/11      189,761
                                                                                       384,710

Medical - 1.2%
       150,000      HCA, Inc. 6.910% Due                                 06/15/05      154,446

Multimedia - 1.0%
       125,000      AOL Time Warner, Inc. 5.625%                         05/01/05      128,062

Regional Authority - 1.5%
       200,000      Province of British Columbia 4.300%                  05/30/13      191,183

Special Purpose Entity - 3.5%
       420,000      Trains-BBB 6.554%                                    08/15/08      444,347

Telephone - 6.9%
       95,000       AT&T Corp. 7.750%                                    03/01/07      101,948
       125,000      AT&T Wireless Services, Inc. 7.350%                  03/01/06      133,387
       125,000      Deutsche Telekom Int'l Finance 8.000%                06/15/10      146,070
       135,000      France Telecom 7.750%                                03/01/11      156,441
       125,000      Sprint Capital Corp. 6.000%                          01/15/07      130,903
       200,000      Verizon Pennsylvania 5.650%                          11/15/11      202,903
                                                                                       871,652

Total Corporate Bonds                                                                7,365,072
  (Cost $7,249,527) (a)


<PAGE 25>


Schedule of Investments (Unaudited)               June 30, 2004

Monetta Intermediate Bond Fund (Cont'd)

TREASURY NOTES - 17.0%                                              MATURITY DATE      VALUE
PRINCIPAL AMOUNT
     1,045,000      U.S. Treasury Note 8.125%                            08/15/19   $1,368,624
       770,000      U.S. Treasury Note 1.625%                            04/30/05      767,835

Total Treasury Notes                                                                 2,136,459
   (Cost $2,182,753) (a)

U.S. GOVERNMENT AGENCIES - 21.7%
PRINCIPAL AMOUNT
       750,000      Federal Home Loan Mortgage Corp. 2.875%              11/03/06      742,052
       250,000      HUD Housing and Urban Development 6.360%             08/01/04      251,018
       475,000      Int'l Bank Reconstruction & Development 7.000%       01/27/05      488,591
     1,225,000      Private Export Funding 6.310%                        09/30/04    1,239,658

Total U.S. Government Agencies                                                       2,721,320
  (Cost $2,728,247) (a)

U.S. TREASURY STRIPS - 1.4%
PRINCIPAL AMOUNT
*485,000     U.S. Treasury Strip 0.000%                                  11/15/22      172,704

Total  U.S. Treasury Strips                                                            172,704
  (Cost $170,403) (a)

Total Investments - 98.7%                                                           12,395,555
  (Cost $12,330,930) (a)

Other Net Assets Less Liabilities - 1.3%                                               167,652


Net Assets - 100%                                                                  $12,563,207

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $206,307 and aggregate gross unrealized depreciation is $141,682 resulting in net unrealized appreciation of $64,625 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


<PAGE 26>


Schedule of Investments (Unaudited)               June 30, 2004

Monetta Government Money Market Fund


FEDERAL HOME LOAN BANK - 48.6%                             VALUE
PRINCIPAL AMOUNT
       650,000      1.030%,          Due 07/16/04  $     649,721
       340,000      1.070%,          Due 07/28/04        339,727
       650,000      1.330%,          Due 09/01/04        648,511
                                                       1,637,959
FEDERAL NATIONAL
MORTGAGE ASSOC. - 51.0%

PRINCIPAL AMOUNT
       690,000      0.960%,          Due 07/07/04        689,880
       400,000      1.110%,          Due 08/06/04        399,556
       630,000      1.280%,          Due 08/11/04        629,082
                                                       1,718,518


Total Investments - 99.6%                              3,356,477
  (Cost $3,356,477) (a)

Other Net Assets Less Liabilities - 0.4%                  12,615

Net Assets - 100%                                   $  3,369,092




(a) Cost identical for book and tax purposes.

See accompanying notes to financial statements.


<PAGE 27>


Statements Of Assets And Liabilities        June 30, 2004
                                              (Unaudited)


                                 Select        Mid-Cap        Blue                   Intermediate    Gov't
                                 Technology    Equity         Chip       Balanced        Bond      Money Market
                                 Fund          Fund           Fund         Fund          Fund         Fund

Assets:
Investments at market value
(cost:  $1,596,919; $6,858,844;
$1,744,631; $3,825,948;
$12,330,930; $3,356,477;)        $1,802,980   $7,471,027   $1,819,630    $4,188,609   $12,395,535  $3,356,477

Cash                                    325          311          200           227             0      17,972
Receivables:
       Interest and dividends           513        4,852          947        24,071       181,479           0
       Investments sold                   0      429,697      125,008        50,861             0           0
       Fund shares sold                   0           77            0             0             0           0
Other assets                          3,798        2,875          676           659         3,902           0

Total Assets                      1,807,616    7,908,839    1,946,461     4,264,427    12,580,936   3,374,449

Liabilities:
Payables:
  Cash overdraft                          0            0            0             0         2,460           0
  Investment advisory fees
   (Note 2)                           1,067        4,579        1,095         1,366         3,614           0
  Distribution and service
   charges payable                      732        5,143          743         1,754         5,322           0
  Investments purchased                   0      331,166      131,467        40,770             0           0
  Fund shares redeemed                    0            0            0         2,500             0           0
  Accrued expenses                    9,507        9,123       11,068         6,372         6,333       5,357

Total Liabilities                    11,306      350,011      144,373        52,762        17,729       5,357

Net Assets                        1,796,310    7,558,828    1,802,088     4,211,665    12,563,207   3,369,092


Analysis of net assets:
Paid in capital (a)               3,331,062   12,960,708    4,991,762     5,818,315    12,821,172   3,369,092

Accumulated undistributed
  net investment income (loss)      (27,854)     (45,348)     (27,180)           26           694           0

Accumulated undistributed
  net realized gain (loss)       (1,712,959)  (5,968,715)  (3,237,493)   (1,969,337)     (323,284)          0

Net unrealized appreciation
  on investments                    206,061      612,183       74,999       362,661        64,625           0

Net Assets                       $1,796,310   $7,558,828   $1,802,088    $4,211,665   $12,563,207  $3,369,092

NAV Shares
Shares of beneficial
  interest outstanding                    _            _            _             _            _    3,369,092

Net Asset Value per share                 _            _            _             _            _        $1.00


Class A Shares
Shares of beneficial
  interest outstanding              234,064    1,128,443      309,589        412,081    1,216,895          _
Net Asset Value per share             $7.67        $6.70        $5.82         $10.22       $10.32          _
Maximum public offering price         $8.13        $7.10        $6.17         $10.84       $10.72          _

See accompanying notes to financial statements.

(a) Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.


<PAGE 28>


Statements Of Operations                            June 30, 2004
                                                    (Unaudited)


                           Select         Mid-Cap        Blue                   Intermediate      Gov't
Investment income and      Technology      Equity        Chip       Balanced         Bond         Money Market
expenses:                  Fund            Fund          Fund         Fund           Fund         Fund

Investment income:
  Interest                      $319        $2,629         $518       $34,495      $302,869      $17,521
  Dividend                     3,441        17,897        7,291        10,678             0            0
  Other Income                   571             0            0             0             0            0

Total investment Income        4,331        20,526        7,809        45,173       302,869       17,521

Expenses:
  Investment advisory fee
   (Note 2)                    7,040        29,714        7,108         8,621        25,647        4,285
  Distribution expense
   (Note 6)                    2,346         9,905        2,369         5,388        18,319        1,714
  Custodial fees and bank cash
   management fee              1,661         4,085        1,352         1,581         2,185          855
  State registration           6,652         7,116        7,337         7,336         7,171       10,979
  Transfer and shareholder
   servicing agent fee        14,329        15,054       16,823        12,101        14,404        8,508
  Audit/Tax                    7,290         7,290        7,290         7,290         7,290        4,050
  Printing                     3,019         5,233        3,548         3,847         3,766        1,467
  Other                          477         1,363          329           744         2,420          593

Total expenses                42,814        79,760       46,156        46,908        81,202       32,451
Expenses waived/reimbursed         0             0            0             0             0      (23,088)
Fees paid indirectly
  (Note 7)                   (10,629)      (13,886)     (11,167)      (11,881)            0            0
Expenses net of waived,
  reimbursed expenses and
  fees paid indirectly        32,185        65,874       34,989        35,027        81,202        9,363

Net investment income
  (loss)                     (27,854)      (45,348)     (27,180)       10,146       221,667        8,158


Realized and unrealized
  gain (loss) on investments:

Realized gain (loss) on investments:
Proceeds from sales        1,895,670    15,468,885    3,058,273     3,998,944    12,779,463   11,345,000
Cost of securities sold    1,804,402    15,392,139    2,951,370     3,847,411    12,387,223   11,345,000

Net realized gain
  (loss) on investments       91,268        76,746      106,903       151,533       392,240            0

Net unrealized appreciation
  (depreciation) on investments:
Beginning of period          391,234     1,101,127      253,121       532,832       625,496            0
End of period                206,061       612,183       74,999       362,661        64,625            0


Net change in net unrealized appreciation
  (depreciation) on investments
  during the period         (185,173)     (488,944)    (178,122)     (170,171)     (560,871)           0


Net realized and unrealized gain
  (loss) on investments      (93,905)     (412,198)     (71,219)      (18,638)     (168,631)           0

Net increase (decrease) in net
  assets from operations   $(121,759)    $(457,546)    $(98,399)      $(8,492)      $53,036       $8,158


See accompanying notes to financial statements.


<PAGE 29>



Statements of Changes In Net Assets

                       For Six Months Ended June 30, 2004 (Unaudited)
                              and Year Ended December 31, 2003


                                                             Select                        Mid-Cap
                                                             Technology                    Equity
                                                             Fund                          Fund

                                                         2004          2003         2004           2003


From investment activities:
Operations:
  Net investment income (loss)                         $(27,854)     (72,431)     $(45,348)       $(89,700)
  Net realized gain (loss) on investments                91,268      100,488        76,746       1,780,417
  Net change in net unrealized
    appreciation (depreciation) on
    investments during the period                      (185,173)     756,244      (488,944)        986,022

  Net increase (decrease) in
    net assets from operations                         (121,759)     784,301      (457,546)      2,676,739
  Distribution from net investment income                     0            0             0               0

Increase (decrease) in net
  assets from investment activities                    (121,759)     784,301      (457,546)      2,676,739

From capital transactions
  (Note 3):

  Proceeds from shares sold                              71,009      574,273       102,343       1,458,718
  Net asset value of shares issued
    through dividend reinvestment                             0            0             0               0
  Cost of shares redeemed                              (168,631)    (806,074)     (439,673)     (1,321,884)

Increase (decrease) in net assets
  from capital transactions                             (97,622)    (231,801)     (337,330)        136,834

Total increase (decrease)
  in net assets                                        (219,381)     552,500      (794,876)      2,813,573

Net assets at beginning of period                     2,015,691    1,463,191    (8,353,704)      5,540,131

Net assets at end of period                          $1,796,310   $2,015,691    $7,558,828      $8,353,704

Accumulated undistributed net investment income              $0           $0            $0              $0

See accompanying notes to financial statements.


<PAGE 30>


Statements of Changes In Net Assets

                            For Six Months Ended June 30, 2004 (Unaudited)
                                   and Year Ended December 31, 2003


                                                    Blue                                      Intermediate           Government
                                                    Chip                 Balanced              Bond                Money Market
                                                    Fund                   Fund                  Fund                    Fund
                                              2004         2003      2004         2003     2004          2003       2004      2003

From investment activities:
Operations:
  Net investment income (loss)           $ (27,180) $ (61,330)   $ 10,146   $ 30,930    $ 221,667   $ 802,484    $ 8,158   $ 21,825
  Net realized gain (loss) on
    investments                            106,903    249,219     151,533    161,442      392,240     702,619          0          0
  Net change in net unrealized
    appreciation (depreciation) on
    investments during the period         (178,122)   374,583    (170,171)   600,566     (560,871)   (618,904)         0          0

  Net increase (decrease) in
    net assets from operations             (98,399)   562,472      (8,492)   792,938       53,036     886,199      8,158     21,825
  Distribution from net investment income        0          0     (10,368)   (31,736)    (222,146)   (801,526)    (8,158)   (21,825)

Increase (decrease) in net
  assets from investment activities        (98,399)   562,472     (18,860)   761,202     (169,110)     84,673          0          0

From capital transactions
  (Note 3):

  Proceeds from shares sold                 65,018    274,045     112,939    375,360    1,409,513   3,729,240    516,904  1,613,994
  Net asset value of shares issued
    through dividend reinvestment                0          0      10,247     31,181      189,030     646,083      8,074     21,565
  Cost of shares redeemed                 (131,038)  (741,201)   (408,238)  (969,860)  (7,916,867)(11,818,484)  (786,052)(2,080,333)

Increase (decrease) in net assets
  from capital transactions                (66,020)  (467,156)   (285,052)  (563,319)  (6,318,324) (7,443,161)  (261,074)  (444,774)

Total increase (decrease)
  in net assets                           (164,419)    95,316    (303,912)   197,883   (6,487,434) (7,358,488)  (261,074)  (444,774)

Net assets at beginning of period        1,966,507  1,871,191   4,515,577  4,317,694   19,050,641  26,409,129  3,630,166  4,074,940


Net assets at end of period             $1,802,088 $1,966,507  $4,211,665 $4,515,577  $12,563,207 $19,050,641 $3,369,092 $3,630,166

Accumulated undistributed net
  investment income                             $0         $0         $26       $230         $694      $1,496         $0         $0


<PAGE 31>


Notes To Financial Statements                              June 30, 2004

1.     SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $10 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Each Fund (with the exception of the Government Money Market Fund) offers Class A and Class C shares. However, only Class A shares were available in 2003.

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements in accordance with generally accepted accounting principles:

  (a)   Securities Valuation
        Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

  (b)   Use of Estimates
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.


<PAGE 32>


Notes To Financial Statements                                 June 30, 2004

  (c)   General
        Security transactions are accounted for on a trade date basis.
        Daily realized gains and losses from security   transactions are
        reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method.


  (d)   Federal Income Taxes
        It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. It is the Board's intent not to distribute any realized gains until the capital loss carry forwards have been offset or expired.

        The funds in the Trust intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At
        December 31, 2003, the losses amounted to:



                                 Amount of
       Fund                      Loss Carryforward           Will expire between
Monetta Select Technology Fund   $1,862,146          December 31, 2009 and December 31, 2011
Monetta Mid-Cap Equity Fund      $6,069,513          December 31, 2009 and December 31, 2010
Monetta Blue Chip Fund           $3,330,843          December 31, 2009 and December 31, 2011
Monetta Balanced Fund            $2,106,372          December 31, 2009 and December 31, 2011
Monetta Intermediate Bond Fund   $221,047            December 31, 2009 and December 31, 2010

        Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post
        October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

  (e)   Distributions of Incomes and Gains
        Distributions to shareholders are recorded by the Trust (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

        For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2003 the Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund and Monetta Blue Chip Fund had net operating losses of $72,431, $89,700 and $61,330, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.


<PAGE 33>


Notes To Financial Statements                        June 30, 2004

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                           Select       Mid-Cap      Blue            Intermediate    Government
                           Technology   Equity       Chip   Balanced     Bond          Money
                           Fund         Fund         Fund   Fund         Fund        Market Fund
Undistributed
Ordinary Income            -            -            -      $230         $1,496      -

The tax character of distributions paid during the calendar year ended December 31, 2003, were as follows:

                           Select       Mid-Cap      Blue                Intermediate  Government
                           Technology   Equity       Chip   Balanced     Bond          Money
                           Fund         Fund         Fund   Fund         Fund          Market Fund
Ordinary Income            -            -            -      $31,736      $801,526      $21,825

2.     RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Trust and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the six months ended June 30, 2004, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly, at the following annual rate:

                             First $300 million in         Next $200 million in      Net assets over
                                net assets                      net assets             $500 million

Monetta Select Technology Fund   0.75%        			 0.70%                     0.65%
Monetta Mid-Cap Equity Fund      0.75%        			 0.70%                     0.65%
Monetta Blue Chip Fund           0.75%                           0.70%                     0.65%

Monetta Balanced Fund                   0.40% of total net assets
Monetta Intermediate Bond Fund          0.35% of total net assets
Monetta Government Money Market Fund*   0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived for the six months ended June 30, 2004, for the Government Money Market Fund, were $4,285, and $1,714, respectively.

Monetta Financial Services, Inc., as of June 30, 2004 owned 9,887 shares or 4.2% of the Select Technology Fund, and 20,034 shares or 4.9% of the Balanced Fund.

3.     SUB-ADVISER:
Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the
Adviser,   for Net Assets in excess of $30 million are, Intermediate Bond
Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.


<PAGE 34>


Notes To Financial Statements                                June 30, 2004

4.     CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust. The following information is for Class A shares. Class C shares were not available in 2004.



                                                                                             Government
                           Select       Mid-Cap                               Intermediate   Money
                           Technology   Equity       Blue Chip     Balanced     Bond         Market
                           Fund         Fund         Fund          Fund         Fund         Fund
2003 Beginning Shares      271,042     1,142,487     401,238       498,564     2,524,525     4,074,939

Shares sold                 82,803       236,407      51,513        39,012       353,449     1,613,994

Shares issued upon
  dividend reinvestment          0             0           0         3,323        61,332        21,565
Shares redeemed           (108,277)     (202,211)   (132,585)     (101,400)   (1,124,996)       (2,261)

Net increase (decrease)
  in shares outstanding    (25,474)       34,196     (81,072)      (59,065)     (710,215)     (444,774)
2004 Beginning Shares      245,568     1,176,683     320,166       439,499     1,814,310     3,630,165

Shares sold                  8,961        14,818      10,618        10,971       134,248       516,904
Shares issued upon
  dividend reinvestment          0             0           0           990        18,026         8,074
Shares redeemed            (20,465)      (63,058)    (21,195)      (39,379)     (749,689)     (786,051)

Net increase (decrease)
  in shares outstanding    (11,504)      (48,240)    (10,577)      (27,418)     (597,415)     (261,073)
Ending Shares              234,064     1,128,443     309,589        412,081     1,216,895    3,369,092

5.     PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2004, excluding short-term securities were:

                                                                                 Proceeds from
                                                     Cost of Purchases          Sales of Securities

       Monetta Select Technology Fund                $  1,820,637                      $  1,895,670
       Monetta Mid-Cap Equity Fund                     15,072,946                        15,468,885
       Monetta Blue Chip Fund                           3,002,438                         3,058,273
       Monetta Balanced Fund                            3,892,726                         3,998,944
       Monetta Intermediate Bond Fund                   6,673,992                        12,779,463

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $128,425 and $310,581; and Intermediate Bond Fund, $3,002,071 and $2,225,950.

6.     DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology, Mid-Cap, Blue Chip, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.     Fees Paid Indirectly:
Various Trust expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the six months ended June 30, 2004, are as follows: Select Technology Fund, $10,629; Mid-Cap Fund, $13,886; Blue Chip Fund, $11,167; and Balanced Fund $11,881. Expenses not specific to a fund are allocated across all the funds as a percent of net assets or number of shareholders, whichever is appropriate. Some of these expenses are reported on the Other Expenses line of the Statement of Operations.


<PAGE35>


Notes To Financial Statements                     June 30, 2004

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

                                                    SELECT TECHNOLOGY FUND
                                Six Months
                                Ended 6/30/04

Class A shares                  (Unaudited)         2003         2002         2001          2000        1999
Net asset value
at beginning of period          $8.208              $5.398       $10.414     $13.450      $21.831       $13.396

Net investment
income (loss)                   (0.118)             (0.264)      (0.158)      (0.125)      (0.274)       (0.264)
Net realized and unrealized
  gain (loss) on investments    (0.416)              3.074       (4.858)      (2.875)      (4.182)        8.699

Total from investment
  operations                    (0.534)              2.810       (5.016)      (3.000)      (4.456)        8.435

Less:
  Distributions from net
    investment income            0.000               0.000        0.000        0.000        0.000         0.000
  Distributions from short-term
    capital gains, net           0.000               0.000        0.000       (0.030)      (3.160)        0.000
  Distributions from net
    realized gains               0.000               0.000        0.000       (0.006)      (0.765)        0.000

Total distributions              0.000               0.000        0.000       (0.036)      (3.925)        0.000

Net asset value at
  end of period                 $7.674              $8.208       $5.398      $10.414      $13.450       $21.831

Total return (a)                (6.58%)             52.04%      (48.13%)     (22.34%)     (18.74%)       62.91%
Ratios to average net assets:
  Expenses - Net (b)             3.43%               4.13%        2.50%        2.50%        1.95%         2.36%
  Expenses - Gross (c)           3.99%               5.49%        5.27%        2.91%        1.95%         2.36%
       Net investment
       income (loss)            (1.48%)             (3.83%)      (2.24%)      (1.10%)      (1.33%)       (1.82%)
       Portfolio turnover        99.9%              112.8%       104.8%       472.1%       492.6%        265.0%
Net assets ($ thousands)        $1,796              $2,016       $1,463       $3,068       $4,202        $5,332

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.


(b) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.36%, 3.21% and 2.53% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no reimbursed expenses for the six months ended June 30, 2004.

(c) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 36>



Notes To Financial Statements                           June 30, 2004

                                                            MID-CAP EQUITY FUND
                                 Six Months
                                 Ended 6/30/04
Class A Shares                   (Unaudited)               2003         2002         2001        2000       1999
Net asset value
  at beginning of period             $7.100              $4.849        $6.670       $11.802     $20.355    $13.571

Net investment income (loss)         (0.039)             (0.075)       (0.074)       (0.056)     (0.119)    (0.099)
Net realized and unrealized
  gain (loss) on investments         (0.363)              2.326        (1.747)       (5.025)     (2.704)     7.225

Total from investment operations     (0.402)              2.251        (1.821)       (5.081)     (2.823)     7.126

Less:
  Distributions from net
    investment income                 0.000               0.000         0.000         0.000       0.000      0.000
  Distributions from short-term
    capital gains, net                0.000               0.000         0.000        (0.039)     (4.270)    (0.342)
  Distributions from net
    realized gains                    0.000               0.000         0.000        (0.012)     (1.460)     0.000

Total distributions                   0.000               0.000         0.000        (0.051)     (5.730)    (0.342)

Net asset value at end of period     $6.698              $7.100        $4.849        $6.670     $11.802    $20.355)

Total return (a)                     (5.63%)             46.39%       (27.29%)      (43.05%)    (12.69%)    53.39%
  Ratios to average assets:
  Expenses - Net                      1.66%               1.78%         1.89%         1.45%       1.21%      1.25%
  Expenses - Gross (b)                1.84%               2.11%         2.12%         1.58%       1.21%      1.25%
  Net investment income (loss)       (0.57%)             (1.25%)       (1.31%)       (0.71%)     (0.56%)    (0.67%)
  Portfolio turnover                 201.3%              315.1%        235.8%        328.3%      194.6%     170.4%

Net assets ($ thousands)             $7,559              $8,354        $5,540        $8,455     $16,284    $19,458

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 37>


Notes To Financial Statements                             June 30, 2004

                                                                   BLUE CHIP FUND
                                 Six Months
                                 Ended 6/30/04
Class A Shares                   (Unaudited)             2003          2002         2001         2000       1999
Net asset value
  at beginning of period            $6.142              $4.663        $6.707      $14.610      $20.062     $13.437

Net investment income (loss)        (0.087)             (0.160)       (0.076)      (0.154)      (0.197)     (0.147)
Net realized and unrealized
  gain (loss) on investments        (0.234)              1.639        (1.968)        (7.7)      (2.837)      7.297

Total from investment operations    (0.321)              1.479        (2.044)      (7.883)      (3.034)      7.150

Less:
  Distributions from net
    investment income                0.000               0.000         0.000        0.000        0.000       0.000
  Distributions from short-term
    capital gains, net               0.000               0.000         0.000        0.000       (0.108)     (0.078)
  Distributions from net
    realized gains                   0.000               0.000         0.000       (0.020)      (2.310)     (0.447)

Total distributions                  0.000               0.000         0.000       (0.020)      (2.418)     (0.525)

Net asset value at end of period    $5.821              $6.142        $4.663       $6.707      $14.610     $20.062

Total return (a)                    (5.21%)             31.76%       (30.55%)     (53.94%)     (14.96%)     53.98%
  Ratios to average net assets:
  Expenses - Net (b)                 3.69%               3.90%         2.50%        2.38%        1.61%       1.66%
  Expenses - Gross (c)               4.28%               5.15%         4.75%        2.72%        1.61%       1.66%
  Net investment income (loss)      (1.43%)             (3.01%)       (1.37%)      (1.76%)      (0.99%)     (0.91%)
  Portfolio turnover                164.7%              252.2%        209.9%       394.1%       155.6%       81.4%
Net assets ($ thousands)            $1,802              $1,966        $1,871       $3,023       $7,399     $9,298

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.11% and 3.13% for the years ended December 31, 2003 and December 31, 2002, respectively. There were no reimbursed expenses for the six months ended June 30, 2004 and for the years ended December 31, 2001 and 2000.

(c) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 38>



Notes To Financial Statements                            June 30, 2004

                                                                 BALANCED FUND
                                 Six Months
                              Ended June 30, 2004
Class A Shares                   (Unaudited)           2003          2002         2001         2000        1999
Net asset value
  at beginning of period          $10.274             $8.660        $10.282      $12.813      $16.268     $14.476

Net investment income (loss)        0.024              0.065          0.129        0.279        0.318       0.239
Net realized and unrealized
  gain (loss) on investments       (0.053)             1.617         (1.596)      (2.504)      (1.173)      3.741

Total from investment operations   (0.029)             1.682         (1.467)      (2.225)      (0.855)      3.980

Less:
  Distributions from net
    investment income              (0.025)            (0.068)        (0.155)      (0.284)      (0.310)     (0.265)
  Distributions from
    short-term
    capital gains, net              0.000              0.000          0.000       (0.007)      (0.850)     (1.468)
  Distributions from net
    realized gains                  0.000              0.000          0.000       (0.015)      (1.440)     (0.455)

Total distributions                (0.025)            (0.068)        (0.155)      (0.306)      (2.600)     (2.188)

Net asset value at end of period  $10.220            $10.274         $8.660      $10.282      $12.813     $16.268

Total return (a)                   (0.25%)            19.45%        (14.28%)     (17.34%)      (5.15%)     29.60%
Ratios to average net assets:
       Expenses - Net               1.63%              1.66%          1.57%        1.10%        0.96%       0.95%
       Expenses - Gross (b)         1.90%              2.05%          1.80%        1.23%        0.96%       0.95%
       Net investment income        0.23%              0.69%          1.39%        2.58%        1.94%       1.55%
       Portfolio turnover           92.9%             120.6%         131.1%       211.5%       167.4%       71.3%

Net assets ($ thousands)           $4,212             $4,516         $4,318       $6,530       $9,208      $9,449

(a) The total calculation does not reflect the 5.75% front end sales charge on Class A shares.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 39>



Notes To Financial Statements                        June 30, 2004


                                                             INTERMEDIATE BOND FUND
                                 Six Months
                                 Ended 6/30/04
Class A Shares                   (Unaudited)         2003         2002         2001         2000        1999
Net asset value at
  beginning of period              $10.500         $10.461       $9.993       $10.352      $10.244    $10.652

Net investment income                0.158           0.349        0.425         0.587        0.691      0.602
Net realized and unrealized
  gain (loss) on investments        (0.169)          0.041        0.473        (0.121)       0.102     (0.435)

Total from investment operations    (0.011)          0.390        0.898         0.466        0.793      0.167

Less:
  Distributions from net
    investment income               (0.165)         (0.351)      (0.430)       (0.589)      (0.685)    (0.565)
  Distributions from
    short-term
    capital gains, net               0.000           0.000        0.000        (0.163)       0.000     (0.004)
  Distributions from
    net realized gains               0.000           0.000        0.000        (0.073)       0.000     (0.006)

Total distributions                 (0.165)         (0.351)      (0.430)       (0.825)      (0.685)    (0.575)

Net asset value at end of period   $10.324         $10.500      $10.461        $9.993      $10.352    $10.244

Total return (a)                    (0.16%)          3.78%        9.24%         4.44%        8.13%      1.60%
Ratios to average net assets:
  Expenses - Net                     1.11%           0.81%        0.76%         0.65%        0.57%      0.54%
  Expenses - Gross(b)                1.11%           0.91%        0.84%         0.73%        0.69%      0.74%
  Net investment income              1.51%           3.31%        4.21%         5.57%        6.82%      5.78%
  Portfolio turnover                 26.6%           75.7%       163.9%        263.0%       120.3%     115.2%
Net assets ($ thousands)           $12,563         $19,051      $26,409       $32,857      $25,394    $19,873

(a) The total calculation does not reflect the 3.75% front end sales charge on Class A shares.

(b) Gross Expense Ratio reflects fees paid indirectly and any portion of the management fee waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 40>



Notes To Financial Statements                                     June 30, 2004

                                                             GOVERNMENT MONEY MARKET FUND
                                 Six Months
                                 Ended 6/30/04
Class A shares                   (Unaudited)           2003          2002         2001         2000      1999
Net asset value at
  beginning of period              $1.000              $1.000        $1.000       $1.000       $1.000    $1.000

Net investment income               0.002               0.006         0.012        0.036        0.059     0.047
Net realized and unrealized gain
  (loss) on investments             0.000               0.000         0.000        0.000        0.000     0.000

Total from investment operations    0.002               0.006         0.012        0.036        0.059     0.047

Less:
  Distributions from net
    investment income              (0.002)             (0.006)       (0.012)      (0.036)      (0.059)   (0.047)
  Distributions from short-term
    capital gains, net              0.000               0.000         0.000        0.000        0.000     0.000
  Distributions from net realized
    gains                           0.000               0.000         0.000        0.000        0.000     0.000

Total distributions                (0.002)             (0.006)       (0.012)      (0.036)      (0.059)   (0.047)

Net asset value at end of period   $1.000              $1.000        $1.000       $1.000       $1.000    $1.000

Total return                        0.24%               0.56%         1.25%        3.67%        6.03%     4.85%
Ratios to average net assets:
  Expenses - Net (a)                0.55%               0.56%         0.46%        0.38%        0.40%     0.35%
  Expenses - Gross (b)              1.22%               1.58%         1.24%        1.09%        0.74%     0.70%
  Net investment income             0.24%               0.56%         1.24%        3.61%        5.89%     4.71%
  Portfolio turnover                 N/A                 N/A           N/A          N/A          N/A       N/A
Net assets ($ thousands)           $3,369              $3,630        $4,075       $4,167       $4,501    $3,700

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 1.32%, 0.64% and 0.88% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no indirect expenses paid for the six months ended June 30, 2004 and the year ended
    December 31, 2000.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 41>



Trustees

Name (Year Of Birth)         Principal Occupation During Past 5 Years            Other Directorships and
Position(s) Held with Trust                                                      Affiliations
Independent ("disinterested") Trustees


John L. Guy (1952)           Executive Assistant, Wachovia Corp. (formerly       Director Monetta Fund Inc
Trustee since 1993           First Union Nat'l Bank), Business Banking,          since 1998.
                             General Bank Group, since Nov. 1999;
                             President, Heller Small Business Lending
                             Corporation (formerly Heller First Capital Corp.),
                             May 1995 to Nov.1999.

Marlene Z. Hodges (1948)     CFO, Abraham Lincoln Center since                   Director of Monetta Fund Inc.
Trustee since 2001           March 2003; Director of Finance Sears               since 2001.
                             Roebuck & Company from 1970,
                             retired November 2001.

Mark F. Ogan (1942)          Sr. Vice President & Chief Operating Officer,       Director of Monetta Fund Inc.
Trustee since 1993           Rand McNally & Company, since July 2003;            since 1988.
                             President, DuPage Capital Management, Ltd.,         Director JMI-USA, Inc.
                             since April 1995.                                   and Director Montini
                                                                                 Catholic High School.


Inside ("interested") Trustees



Robert S. Bacarella (1949)   Chairman, Chief Executive Officer and               Director and President of
Trustee and President        President since April 1997; Chairman and            Monetta Fund Inc. since 1985.
since 1993                   Chief Executive Officer of Adviser, 1996 to         Wheaton Police Pension
                             1997; President of the Adviser 1984 to 1996;        Board, 1994 to 2001.
                             Director of the Adviser since 1984.

John W. Bakos  (1947)        Division Placement Manager, Sears Roebuck           Director of Monetta Fund Inc.
Trustee since 1996           & Co., since 1969.                                  since 1985.





All of the above Trustees were elected by shareholders at the December 3, 2003 Special Meeting of Monetta Trust to hold office until a successor is elected and qualified. Each Trustee oversees the six funds in the Monetta Trust.
The address for each director is the Adviser's office.


<PAGE 42>




Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133


PRESORTED STANDARD
U.S. Postage
PAID
Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Trust's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

   (b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the Period covered by the shareholder report presented in Item 1.

   (d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1.

   (e) Not applicable.

   (f) (1) Information required for this item is only required in an annual report of FORM N-CSR.
       (2) Not applicable.
       (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling
           1-800-666-3882.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Information required for this item is only required in an annual report of FORM N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Information required for this item is only required in an annual report of FORM N-CSR.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Information required for this item is only required in an annual report of FORM N-CSR.


Item 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the report to shareholders presented in Item 1.


ITEM 10.  CONTROLS AND PROCEDURES

(a) Based in their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company
Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 11.  EXHIBITS

Exhibit (a)(1) Code of Ethics

Not applicable.

Exhibit (a)(2) Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17CFR270.30a-2(a)), exactly as set forth below:

I, Robert S. Bacarella, certify that:

1.   I have reviewed this report on Form N-CSR of the Monetta Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal
     Control over financial reporting that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date:  September 02, 2004


                                            /s/ Robert S. Bacarella
                                            ---------------------------
                                            Principal Executive Officer

Exhibit(a)(2)


I, Maria C. DeNicolo, certify that:

1.   I have reviewed this report on Form N-CSR of the Monetta Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal
     Control over financial reporting that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: September 02, 2004


                                            /s/ Maria C. DeNicolo
                                            ---------------------------
                                            Principal Financial Officer

Exhibit(b)


Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust
BY          /s/ Robert S. Bacarella, Principal Executive Officer
DATE        September 02, 2004


REGISTRANT  Monetta Trust
BY          /s/Maria C. DeNicolo, Principal Financial Officer
DATE        September 02, 2004